UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

          ____________________________________________________________


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       ___________________________________________________________________


       Date of Report (Date of earliest event reported): February 7, 2005

                        DOBI MEDICAL INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-32523                 98-0222710
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


                    1200 MacArthur Boulevard                           07430
                       Mahwah, New Jersey                           (Zip Code)
            (Address of principal executive offices)


       Registrant's telephone number, including area code: (201) 760-6464


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     (a) By letter dated February 2, 2005 and received by our company on February 7, 2005, Brian Vodicka resigned as a member of the board of directors of our company. Mr. Vodicka had served as a director of our company and as a member of the audit, compensation and nominations and corporate goverance committees of the board of directors. In a letter to our company announcing his resignation, Mr. Vodicka cited as the reason for his resignation his disagreement over the adequacy of our company's corporate governance procedures and practices. We believe our corporate governance procedures and practices are adequate and comply with federal and state law requirements.

     A copy of the letter from Mr. Vodicka announcing his resignation from the board of directors and a copy of the letter from our company to Mr. Vodicka in response to his resignation letter are included as Exhibits 17.1 and 17.2, respectively, to this report and are incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

    10.1     Confidentiality and Non-Disclosure Agreement between DOBI
             Medical International, Inc. and Brian Vodicka, dated August
             24, 2004.
    17.1 Resignation Letter of Brian Vodicka, dated February 2, 2005 and received by DOBI Medical International, Inc. on February 7, 2005.
    17.2 Letter from DOBI Medical International, Inc. to Brian Vodicka dated February 9, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DOBI MEDICAL INTERNATIONAL, INC.



Date: February 9, 2005                      By:  /s/ Phillip C. Thomas
                                                 -------------------------------
                                                     Phillip C. Thomas
                                                     Chief Executive Officer

                                  EXHIBIT INDEX




EXHIBIT NO.       DESCRIPTION

     10.1 Confidentiality and Non-Disclosure Agreement between DOBI Medical International, Inc. and Brian Vodicka, dated August 24, 2004.

     17.1 Resignation Letter of Brian Vodicka, dated February 2, 2005 and received by DOBI Medical International, Inc. on February 7, 2005.

     17.2 Letter from DOBI Medical International, Inc. to Brian Vodicka dated February 9, 2005.